geron

Corporate Presentation

January 2019

Forward-Looking Statements

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Except for statements of historical fact, the statements contained in this presentation are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, statements regarding the expectations, plans, revenue projections, timelines and prospects for imetelstat and Geron, including without limitation: (i) that the imetelstat IND transfers from Janssen to Geron in the second quarter of 2019; (ii) that IMbark and IMerge will continue; (iii) Geron's plan to initiate screening and enrollment of the Phase 3 portion of IMerge by mid-2019; (iv) that Geron expects top-line results for the Phase 3 portion of IMerge by mid-year 2022; (v) that Geron will outline a decision regarding late-staPge development in myelofibrosis by the end of the third quarter 2019; (vi) that imetelstat for MDS would be prescribed before or in lieu of lenalidomide, hypomethylating agents and/or luspatercept; (vii) financial or operating projections or requirements of Geron; and (viii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (i) whether contingencies delay or prevent both the start of the Phase 3 portion of IMerge by mid-year 2019 and top-line results by mid-year 2022; (ii) whether regulatory authorities permit the further development of imetelstat for MF or MDS on a timely basis, or at all; (iii) whether Geron decides for any reason not to develop imetelstat for myelofibrosis; (iv) whether any circumstances arise that prevent a timely transition of the imetelstat program from Janssen; (v) whether Geron's patents protect the commercial opportunity of imetelstat; (vi) whether imetelstat's benefit-risk profile for MDS is better than lenalidomide, hypomethylating agents and/or luspatercept; and (vii) whether Geron can obtain sufficient funding to support further development of imetelstat. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including Geron's quarterly report on Form 10-Q for the quarter ending September 30, 2018. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Company Overview

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About Geron

- Focused on the development and commercialization of innovative therapeutics for hematologic myeloid malignancies
- 100% global rights to imetelstat, a first-in-class telomerase inhibitor discovered and developed by Geron
- Planning to enter Phase 3 by mid-year 2019 in lead indication, lower risk myelodysplastic syndromes (MDS)
- Revenue potential for lower risk MDS could exceed $500 million in the U.S.
- Additional potential indication in Intermediate-2 or High-risk myelofibrosis (MF), relapsed or refractory to JAK inhibitor (JAKi) therapy
- Sufficient cash (~$182M as of 12/31/18) to move imetelstat forward into Phase 3

Imetelstat Development Highlights

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Lower Risk MDS		Int-2 or High-risk MF
Sequencing ahead of hypomethylating agents (HMAs)	**Target Patient Population**	Relapsed/refractory to JAKi
No new drug approved since 2006	**Approved Products**	No approved drugs in relapsed/refractory
60,000 patients with MDS 16,000 cases diagnosed annually	**U.S. Market Opportunity**	13,000 patients with MF 3,000 cases diagnosed annually
>$500M	**U.S. Revenue Potential**	>$500M
Durable response rates in high transfusion burden patients from Phase 2 portion of IMerge support moving to Phase 3	**Latest Clinical Data at American Society of Hematology (ASH)**	New median overall survival data presented suggest meaningful survival improvement in poor-prognosis patients
Orphan Drug, Fast Track	**FDA Designations**	Orphan Drug
Initiate Phase 3 portion of IMerge clinical trial by mid-year 2019	**Future Plans**	Discuss potential development options with regulatory authorities and outline decision by the end of third quarter 2019

Hematologic Myeloid Malignancies
Arise from malignant progenitor cells in the bone marrow



ESSENTIAL THROMBOCYTHEMIA (ET)
platelets (abnormal)
Baerlocher et al, NEJM 2015; 373:920-928
POLYCYTHEMIA VERA (PV)
red blood cells (abnormal)
MYELOFIBROSIS (MF)
collagen and reticulin fibers (fibrosis)
Tefferi et al, NEJM 2015; 373:908-919
malignant stem cell
malignant progenitor cell
telomerase
malignant cell clone
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
Steensma et al, 2018 ASH Presentation
ACUTE MYELOGENOUS LEUKEMIA (AML)
immature white cells
Tefferi Pilot Study, unpublished

- **Higher telomerase activity expressed compared to normal cells**
- **Inhibiting telomerase limits proliferative capacity of malignant cells, particularly progenitor cells**
- **Clinical evidence of potential disease-modifying activity**
  - Activity within multiple outcome measures suggest clinical benefit

Myelodysplastic Syndromes

Myelodysplastic Syndromes (MDS)
Disease characteristics



malignant stem cell
malignant progenitor cell
telomerase
malignant cell clone
ESSENTIAL THROMBOCYTHEMIA (ET)
POLYCYTHEMIA VERA (PV)
MYELOFIBROSIS (MF)
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
ACUTE MYELOGENOUS LEUKEMIA (AML)

- MDS is a **diverse group of clonal hematologic malignancies**
- **Comprised of numerous subtypes,** including refractory anemia with ring-sideroblasts (RARS) and refractory cytopenia with multi-lineage dysplasia-RS (RCMD-RS)
- RS+ MDS associated with lower risk of AML transformation and better survival than RS- patients
- Median age at diagnosis is 70
- Up to **30%** of patients progress to acute myeloid leukemia (AML)

Lower Risk MDS

- Median overall survival is 3.5-5.7 years
- **Chronic anemia** is the predominant clinical problem with many patients dependent on red blood cell (RBC) transfusions due to low hemoglobin
- **Transfusion dependency** is associated with iron overload, and **shorter survival - 2 units of RBC monthly may reduce life expectancy by 50%** and **increase risk of progression to AML**
- Annual transfusions for transfusion dependent patients cost $29,000-$51,000 per year

Sekeres, Natl Compr Canc Netw 2011; 9:57-63
Greenberg et al, Blood 1997; 89:2079-2088
Lucioni, Am J Blood Res 2013, 3(3):246-259
Bejar & Steensma, Blood 2014; 124:2793-2803
Malcovati et al, JCO 2007; 25:3503-3510
www.cancer.org/cancer/myelodysplastic-syndromes

MDS Patient Population in the U.S.
Addressing a large unmet need

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60,000
MDS patients in the U.S.

16,000
Cases diagnosed annually in the U.S.


~70%
of MDS patients have Lower Risk MDS

U.S. revenue potential for imetelstat in lower risk MDS could exceed $500M

Cogle, Curr Hematol Malig Rep; 2015, 10272-10281
Greenberg et al, Blood 1997; 89:2079-2088
Geron Proprietary Market Research

Treatment Landscape for Lower Risk MDS

No new therapies approved since 2006

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Erythropoiesis Stimulating Agents (ESAs)

- Improvement in anemia in ~50% of patients
- Median treatment duration: ~2 years

→

Patients refractory to ESAs become dependent on red blood cell transfusions

→

Lenalidomide

Not approved in U.S. or Europe for non-del(5q) patients

- ≥8-week RBC-TI: 27%

Hypomethylating Agents (HMAs)

Approved in U.S. for all patients, including del(5q) and non-del(5q)

Not approved in Europe

- ≥8-week RBC-TI: ~17%

Fenaux and Adès, Blood 2013; 121:4280-4286
Santini et al, J Clin Oncol 2016; 34:2988-2996
Tobiasson et al, BCJ 2014; 4: e189
RBC-TI, red blood cell-transfusion independence

Treatment Landscape for Lower Risk MDS

Sequencing imetelstat ahead of available therapies

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Erythropoiesis Stimulating Agents (ESAs)

- Improvement in anemia in ~50% of patients
- Median treatment duration: ~2 years

Patients refractory to ESAs become dependent on red blood cell transfusions

Lenalidomide

Not approved in U.S. or Europe for non-del(5q) patients

- ≥8-week RBC-TI: 27%

Hypomethylating Agents (HMAs)

Approved in U.S. for all patients, including del(5q) and non-del(5q)

Not approved in Europe

- ≥8-week RBC-TI: ~17%

Imetelstat

≥8-week RBC-TI: 37%

target patient population: non-del(5q), lenalidomide and HMA naïve patients

Fenaux and Adès, Blood 2013; 121:4280-4286
Santini et al, J Clin Oncol 2016; 34:2988-2996
Tobiasson et al, BCJ 2014; 4: e189
ASH 2018 Presentation: Steensma D, et al

IMerge: 2-Part Phase 2/3 Trial
Part 1 – Phase 2 portion

IMerge
ClinicalTrials.gov (NCT02598661)

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IMerge Part 1: Phase 2 Portion
single arm, open label

Transfusion Dependent, Low or Intermediate-1 Risk MDS, Non-del(5q), R/R ESAs, Naïve to Lenalidomide and HMA (n=38)

→

Imetelstat
7.5mg/kg every 4 weeks

→

1° Efficacy:
Red Blood Cell (RBC) Transfusion Independence (TI) ≥8 weeks

2° Efficacy:
RBC-TI ≥24 weeks; time to and duration of RBC-TI; hematologic improvement (HI); reduction in RBC burden

- **Transfusion dependent** is defined as an RBC transfusion requirement of ≥4 units over 8 weeks prior to trial entry
- **ESA R/R** following ≥8 weeks of weekly epoetin alfa 40,000 U or darbepoetin alfa 150 mcg (or equivalent) or serum erythropoietin (sEPO) >500 mU/mL
- Supportive care permitted in both arms: RBC transfusions, myeloid growth factors per investigator discretion as clinically needed and local guidelines

Clinical Trial Conduct and Status

- **Target patient population** defined: no del(5q) chromosomal abnormality or non-del(5q), naïve to lenalidomide or HMA treatment
- Starting dose confirmed
- Data for target patient population (n=38) reported in oral presentation at ASH in December 2018
- Treatment and follow-up continuing as per protocol
- Further follow-up data expected at future medical conference in 2019
- Fast Track designation by FDA for treatment of lower risk MDS patients

IMerge Part 1
Results presented at ASH

IMerge
ClinicalTrials.gov (NCT02598661)

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Patient Baseline Characteristics (n=38)	
Median age (range), years	71.5 (46-83)
Male, n (%)	25 (66)
ECOG PS 0-1, n (%)	34 (89)
IPSS risk, n (%)	
Low	24 (63)
Intermediate-1	14 (37)
Baseline median (range) RBC transfusion burden, units/8 weeks	8 (4–14)
WHO 2001 category, n (%)	
RARS or RCMD-RS	27 (71)
All others	11 (29)
Prior ESA use, n (%)	34 (89)
sEPO > 500 mU/mL, n (%)	12[a] (32)

[a] Of the 37 patients with sEPO (serum erythropoietin) levels reported.

- Clinical cut-off: October 26, 2018
- Median follow up: 29.1 mos for initial 13-patient cohort; 8.7 mos for expanded 25-patient cohort
- Median number of treatment cycles: 8.0 (range: 1–34) cycles
- Mean dose intensity was 6.9 mg/kg/cycle

ASH 2018 Presentation: Steensma D, et.al.

IMerge Part 1
Efficacy results presented at ASH

IMerge
ClinicalTrials.gov (NCT02598661)

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Key Efficacy Outcomes	n=38
Rate of 8-week RBC-TI, n (%)	14 (37)
Rate of 24-week RBC-TI, n (%)	10 (26)
Median time to onset of RBC-TI (range), weeks	8.1 (0.1-33.1)
Median duration of RBC-TI (range), weeks	NE (17.0-NE)
Rate of transfusion reduction (HI-E), n (%)	27 (71)
Mean relative reduction of RBC transfusion burden from baseline, %	-68

Similar 8-wk RBC-TI rates observed across MDS subgroups:

- RARS/RCMD-RS (n=27): 37%
- Other (n=11): 36%
- EPO ≤ 500 mU/mL (n=25): 40%
- EPO > 500 mU/mL (n=12): 33%

Among the patients achieving durable TI, all showed a hemoglobin rise of ≥ 3.0 g/dL compared to baseline during the transfusion-free interval

- Geron believes these data indicate potential disease-modifying activity

EPO, erythropoietin; RARS, refractory anemia with ringed sideroblasts; RCMD-RS, refractory cytopenia with multilineage dysplasia and ringed sideroblasts; RS, ring sideroblast; TI, transfusion independence; NE, not evaluable.

ASH 2018 Presentation: Steensma D, et.al.

IMerge Part 1
Safety results presented at ASH

IMerge
ClinicalTrials.gov (NCT02598661)

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Most Common Treatment-Emergent Adverse Events (TEAE)^	Patients ≥ 1 TEAE	
	Grade 1-2	Grade ≥ 3
Neutropenia	1	21
Thrombocytopenia	2	23
Anemia	2	7
Leukopenia	0	7
AST increased	3	3
ALT increased	5	2
Headache	5	1
Bronchitis	4	2
Nasopharyngitis	6	0
Diarrhea	6	0
Peripheral edema	6	0
Back pain	4	2

^: As reported by investigator

Occurrence and Reversibility of Cytopenias	All events* n=38	Recovered in < 4wks of patients with an event*
Neutrophils, n (%)		
Grade 3	10 (26)	8 (80)
Grade 4	12 (32)	12 (100)
Platelets, n (%)		
Grade 3	14 (37)	13 (93)
Grade 4	10 (26)	9 (90)

*: As reported by lab values

ASH 2018 Presentation: Steensma D, et.al.

Lower Risk MDS Trials

Targeting different disease burdened patient populations

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IMerge Part 1 – Phase 2		MEDALIST – Phase 3	
Imetelstat		**Luspatercept**	**Placebo**
38	**No. of patients**	153	76
Non-del(5q), lenalidomide/HMA naive	**Target patient population**	Non-del(5q), lenalidomide/HMA naïve	
RS+ and RS-	**MDS subtype** **Ring-sideroblasts (RS)**	RS+ only	
8 (4-14)	**Median baseline transfusion burden** **# units/8 weeks (range)**	5 (1-20) 29% < 4 units	
14 (36.8%)	**8-week RBC-TI rate, n (%)**	58 (37.9%)	10 (13.2%)
27 (71.1%)	**Rate of transfusion reduction (HI-E), n (%)**	81 (52.9%)	9 (11.8%)
10 (26.3%)	**24-week RBC-TI rate, n (%)**	Not assessed	
14/38 (36.8%)	**8-week RBC-TI rate, n (%)** **Baseline transfusion burden ≥4 units/8 weeks**	21/107 (19.6%)	2/56 (3.6%)

IMerge is focused on high transfusion burden patients and open to all MDS subtypes

ASH 2018 Presentation: Imetelstat Treatment Leads to Durable Transfusion Independence (TI) in RBC Transfusion-Dependent (TD), Non-Del(5q) Lower Risk MDS Relapsed/Refractory to Erythropoiesis-Stimulating Agent (ESA) Who Are Lenalidomide (LEN) and HMA Naïve; Steensma D, et.al.

ASH 2018 Presentation: The Medalist Trial: Results of a Phase 3, Randomized, Double-Blind, Placebo-Controlled Study of Luspatercept to Treat Anemia in Patients with Very Low-, Low-, or Intermediate-Risk Myelodysplastic Syndromes (MDS) with Ring Sideroblasts (RS) Who Require Red Blood Cell (RBC) Transfusions

IMerge: Planned Phase 3 Trial in MDS

IMerge
ClinicalTrials.gov (NCT02598661)

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Data from Part 1 for target patient population support moving forward with Part 2
Patient screening and enrollment planned to begin mid-year 2019*

Current Clinical Trial Design for IMerge Part 2: Phase 3 Portion

Transfusion Dependent, Low or Intermediate-1 Risk MDS, Non-del(5q), R/R ESAs, Naïve to Lenalidomide and HMA **(n = ~170)**

→ **Randomize (2:1) Double-blind**

→ **Imetelstat** (n = ~115) 7.5mg/kg every 4 weeks

→ **Placebo** (n = ~55)

→ **1° Efficacy:** Red Blood Cell (RBC) Transfusion Independence (TI) ≥8 weeks

2° Efficacy: RBC TI ≥24 weeks; time to and duration of RBC TI; hematologic improvement (HI); reduction in RBC burden

- **Transfusion dependent** is defined as an RBC transfusion requirement of ≥4 units over 8 weeks prior to clinical trial entry
- **ESA R/R** following ≥8 weeks of weekly epoetin alfa 40,000 U or darbepoetin alfa 150 mcg (or equivalent) or serum erythropoietin (sEPO) >500 mU/mL
- Supportive care permitted in both arms: RBC transfusions, myeloid growth factors per investigator discretion as clinically needed and local guidelines

*Timing dependent upon transfer of imetelstat investigational new drug (IND) sponsorship from Janssen to Geron.

Myelofibrosis

Myelofibrosis (MF)
Disease characteristics

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- **Malignant clonal proliferation** and atypical megakaryocytic hyperplasia leads to bone marrow fibrosis and impaired hematopoiesis
  - **Fibrosis** thought to be induced by inflammatory cytokines produced by megakaryocytes originating from the malignant progenitor cell clone
  - **Constitutional symptoms** (e.g., fever, weight loss, night sweats, pruritus) present in approximately 35% of patients also thought to be due to cytokines produced by malignant megakaryocytes
  - Impaired bone marrow hematopoiesis shifts blood production to spleen and liver (palpable **splenomegaly** in approximately 80% of patients)
- **Serious and life-threatening** illness
  - Leukemic transformation to AML (blast-phase MF)
  - Thrombohemorrhagic complications associated with dysfunctional hematopoiesis
  - Median survival: ~1-3 years for intermediate-2 or high-risk disease



malignant stem cell
malignant progenitor cell
telomerase
malignant cell clone
ESSENTIAL THROMBOCYTHEMIA (ET)
platelets (abnormal)
POLYCYTHEMIA VERA (PV)
red blood cells (abnormal)
MYELOFIBROSIS (MF)
collagen and reticulin fibers (fibrosis)
MYELODYSPLASTIC SYNDROMES (MDS)
immature blood cells
ACUTE MYELOGENOUS LEUKEMIA (AML)
immature white cells

Tefferi, JCO 2005; 23:8520-8530
Tefferi, Mayo Clin Proc 2012; 87:25-33
Gangat et al, JCO 2011; 29:392-397

MF Patient Population in the U.S.

No approved drug for patients relapsed/refractory to ruxolitinib

13,000

MF patients in the U.S.

3,000

Cases diagnosed annually in the U.S.


~70%
of patients have Int-2 or High-risk MF

U.S. revenue potential for imetelstat in Int-2 or High-risk MF, relapsed/refractory to JAKi could exceed $500M

Mehta et al, Leuk Lymphoma 2014; 55:595-600
Gangat et al, JCO 2011; 29:392-397
Geron Proprietary Market Research

Treatment Landscape for Int-2/High-Risk MF

Potential for meaningful survival in poor-prognosis patients

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Ruxolitinib

- Primarily for symptoms or splenomegaly
- Oral JAK1/JAK2 inhibitor
- Only approved product for MF in U.S./Europe
- Stay on drug as long as tolerated
- Conventional drugs viewed as ineffective, especially in advanced disease

→

75%

5-year ruxolitinib discontinuation rate

Primary reasons:

- Suboptimal response
- Loss of therapeutic effect

After discontinuation of ruxolitinib

Median Overall Survival is ~14-16 months

→

Investigational Agent: imetelstat

IMbark Phase 2 Trial Median Overall Survival of 29.9 months

Harrison et al, ASH 2015; Gupta et al, ASCO 2016
Kuykendall et al, Ann Hematol 2018; 97:435-441
ASH 2018 Presentation: Mascarenhas J, et al.

Newberry et al, Blood 2017; 130:1125-1131
Spiegel et al, Blood Advances 2017; 1:1729-1738

IMbark Phase 2 Trial

Rigorously defined relapsed/refractory MF patients

ClincialTrials.gov
(NCT02426086)

Trial Population:

- Patients with Intermediate-2 or High-risk MF
- Relapsed or refractory to JAKi defined as documented progressive disease during or after JAKi:
  - Patients must have worsening of splenomegaly-related abdominal pain at any time after the start of JAKi therapy and EITHER:
    - No reduction in spleen volume or size after 12 weeks of JAKi therapy, OR
    - Worsening splenomegaly* at any time after the start of JAKi therapy documented by:
      - Increase in spleen volume from nadir by 25% measured by MRI or CT, or
      - Increase in spleen size by palpation
- Active symptoms of MF
- Baseline measurable splenomegaly (palpable spleen ≥ 5 cm below LCM or ≥ 450 cm^3 by MRI)

Intermediate-2 or High-risk MF

R/R to JAKi treatment

→ Randomize (1:1)

→ Imetelstat **9.4 mg/kg** every 3 weeks

→ Imetelstat **4.7 mg/kg** every 3 weeks

→

Co-1° Efficacy:
Spleen response rate and symptom response rate

2° Efficacy:
CR, PR and CI, anemia response per 2013 IWG-MRT criteria, duration of responses, overall survival (OS)

Exploratory:
Cytogenetic and molecular responses, leukemia free survival

* Adapted from IWG-MRT response criteria definition of progressive disease

ASH 2018 Presentation: Mascarenhas J, et al.

IMbark

Difficult-to-treat patient population

IMbark

ClincialTrials.gov (NCT02426086)

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Selected Patient Baseline Characteristics	4.7 mg/kg (n = 48)	9.4 mg/kg (n = 59)	Total (N = 107)
Median age (range), years	68.5 (44 – 84)	67 (31 – 86)	68.0 (31 – 86)
Myelofibrosis subtype, n (%)			
Primary	27 (56)	36 (61)	63 (59)
Post-ET	9 (19)	10 (17)	19 (18)
Post-PV	12 (25)	13 (22)	25 (23)
DIPSS risk status, n (%)			
Intermediate-1 risk	1[a] (2)	0	1 (1)
Intermediate-2 risk	28 (58)	34 (58)	62 (58)
High Risk	19 (40)	25 (42)	44 (41)
Spleen volume (MRI) – Median, IRC (range), cm^3	3353 (726 – 7243)	2998 (890 – 7607)	3167 (726 – 7607)
Platelet count – Median (range), $x10^9/L$	153 (74 – 1097)	146 (65 – 798)	147 (65 – 1097)
Time since initial diagnosis – Median (range), months	49 (2 – 227)	43 (7 – 201)	44 (2 – 227)
Duration of prior JAKi Tx – Median (range), months	22 (3 – 90)	25 (1 – 73)	23 (1 – 90)
Triple negative [b], n (%)	10 (21)	16 (28)	26 (25)
High molecular risk [c], n (%)	36 (75)	35 (61)	71 (68)

[a] Indicated in eCRF comments, but does not appear in statistical output. This is a protocol deviation.
[b] Absence of JAK2 V617F, CALR or MPL mutations. Indicator of a poor-prognosis.
[c] One or more mutations in ASXL1, EZH2, SRSF2, IDH1, or IDH2. An indicator of progressive disease in the patient.

ASH 2018 Presentation: Mascarenhas J, et al.

IMbark Results Presented at ASH

Efficacy data – primary endpoints

ClincialTrials.gov (NCT02426086)

Spleen Response Per IRC at Week 24



Treatment Group: IMETELSTAT 4.7 MG/KG (N=48)
Treatment Group: IMETELSTAT 9.4 MG/KG (N=59)
Percent Change from Baseline
40
20
0
-20
-35
-40
★ Ongoing Subject
Subjects

	4.7 mg/kg (n=48)	9.4 mg/kg (n=59)
Spleen response, n (%)	0 (0)	6 (10)

Symptom Response Based on TSS at Week 24



Treatment Group: IMETELSTAT 4.7 MG/KG (N=48)
Treatment Group: IMETELSTAT 9.4 MG/KG (N=59)
Percent Change from Baseline
100
50
0
-50
-100
★ Ongoing Subject
Subjects

	4.7 mg/kg (n=48)	9.4 mg/kg (n=59)
Symptom response, n (%)	3 (6)	19 (32)

Spleen response: proportion of patients who achieve a ≥35% reduction in spleen volume assessed by imaging at 24 weeks in comparison to baseline

Symptom response: proportion of patients who achieve a ≥50% reduction in Total Symptom Score at 24 weeks in comparison to baseline

Clinical cutoff:

- Apr 26, 2018 – Primary analysis of efficacy and safety, with a median follow-up: 22.6 (0.2-27.4) mos
- 7 patients in active treatment
- 50 patients in follow up for survival data

Median treatment duration: 26.9 (0.1-118.1) weeks

- Median duration on treatment was 33.3 weeks on the 9.4 mg/kg arm and 23.9 weeks on the 4.7 mg/kg arm

ASH 2018 Presentation: Mascarenhas J, et al.

IMbark Results Presented at ASH

Data suggest meaningful improvement in survival

IMbark
ClincialTrials.gov (NCT02426086)

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% of Subjects Alive
100
90
80
70
60
50
40
30
20
10
0
Imetelstat 4.7 mg/kg
Imetelstat 9.4 mg/kg
0
6
12
18
24
30
Months from First Dose Administration

Subjects at risk	0	6	12	18	24	30
Imetelstat 4.7 mg/kg	48	39	35	28	16	3
Imetelstat 9.4 mg/kg	59	53	46	42	29	7

Clinical cut-off (10/22/2018):

- Median follow-up: 27.4 (0.2-33.0) mos

Median survival:

- **19.9 months (95% CI, 17.1, NE) in 4.7 mg/kg**
- **29.9 months (95% CI, 22.8, NE) in 9.4 mg/kg**

Sensitivity analyses conducted indicate that the improvement in OS for the 9.4 mg/kg arm does not appear to be due to post-imetelstat interventions with JAK inhibitors or stem cell transplantation.

ASH 2018 Presentation: Mascarenhas J, et al.

IMbark Results Presented at ASH

Safety data – most frequent adverse events

IMbark

ClincialTrials.gov (NCT02426086)

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n (%)	4.7 mg/kg (n = 48) All Grades	4.7 mg/kg (n = 48) Grade ≥ 3	9.4 mg/kg (n = 59) All Grades	9.4 mg/kg (n = 59) Grade ≥ 3
Hematologic (≥ 10% in either arm)				
Thrombocytopenia	11 (23)	11 (23)	29 (49)	24 (41)
Anemia	15 (31)	15 (31)	26 (44)	23 (39)
Neutropenia	5 (10)	5 (10)	21 (36)	19 (32)
Leukopenia	3 (6)	3 (6)	8 (14)	8 (14)
Non-hematologic (≥ 20% in either arm)				
Nausea	15 (31)	1 (2)	20 (34)	2 (3)
Vomiting	10 (21)	1 (2)	8 (14)	1 (2)
Diarrhea	18 (38)	2 (4)	18 (31)	0
Fatigue	10 (21)	3 (6)	16 (27)	4 (7)
Cough	11 (23)	0	9 (15)	0
Dyspnea	9 (19)	6 (13)	14 (24)	3 (5)
Abdominal pain	10 (21)	2 (4)	14 (24)	3 (5)
Asthenia	9 (19)	3 (6)	14 (24)	6 (10)
Pyrexia	8 (17)	1 (2)	13 (22)	3 (5)
Edema peripheral	13 (27)	0	11 (19)	0

Treatment emergent, per reported adverse events (not laboratory values). Frequency of reported Grade 3/4 hematologic adverse events were consistent with cytopenias reported through lab values.

ASH 2018 Presentation: Mascarenhas J, et al.

IMbark Results Presented at ASH

Occurrence and reversibility of cytopenias

IMbark
ClincialTrials.gov (NCT02426086)

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Most grade 3/4 cytopenias were reversible within 4 weeks

Clinical consequences of cytopenias:

n (%)	4.7 mg/kg (n = 48)	9.4 mg/kg (n = 59)
Grade 3 febrile neutropenia	1 (2)	1 (2)
Grade ≥ 3 hemorrhagic events	2 (4)	3 (5)
Grade ≥ 3 infections	10 (21)	6 (10)

Grade 3/4 LFT elevations were observed in 7 patients on study

- An independent Hepatic Review Committee reviewed all LFT and hepatic data
- Imetelstat-related hepatic toxicities were not observed

ASH 2018 Presentation: Mascarenhas J, et al.

IMbark Results Presented at ASH
Key conclusions

IMbark
ClincialTrials.gov (NCT02426086)

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Clinical activity demonstrated in 9.4 mg/kg dosing arm

- No formal clinical trial conducted previously for patients R/R to JAKi
- Potential improvement in survival observed
- Median OS for previously treated JAKi patients reported to be 12-14 mos (Kuykendall Ann Hematol 2018; Newberry Blood 2017)

Safety profile considered acceptable for this poor-prognosis population

Data warrant further exploration in future studies

Geron's plan in MF

- Discuss IMbark results with MF experts and regulatory authorities to explore potential options for late-stage development in MF
- Expect to outline a decision by end of third quarter of 2019

ASH 2018 Presentation: Mascarenhas J, et al.

Milestones

Milestones

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Data Presentations

- ☑ **IMerge Phase 2 oral presentation at ASH**
  December 2, 2018
- ☑ **IMbark Phase 2 oral presentation at ASH**
  December 3, 2018
- ☑ **Analyst and investor event**
  December 10, 2018

Clinical Development Plans

- ☐ **Discussions with MF experts and regulatory authorities to determine next steps**
  Initiate first quarter 2019
- ☐ **Imetelstat IND transfers from Janssen to Geron**
  Second quarter 2019
- ☐ **Initiate screening and enrollment for Phase 3 portion of IMerge**
  - ☐ By mid-year 2019
  - ☐ Expect top-line results by mid-year 2022
- ☐ **Outline decision regarding potential late-stage development in MF**
  End of third quarter 2019

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Thank you

If you have any questions, please contact us:
investor@geron.com

Addendum

Telomerase
A novel molecular target in oncology

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Telomerase enzyme

- Comprised of an RNA template component (hTR) and a reverse transcriptase catalytic protein subunit (hTERT)
- In 2009, three Geron collaborators won the Nobel Prize for Medicine for discovery of telomerase and its relationship with telomeres


telomeric DNA
RNA template (hTR)
catalytic subunit (hTERT)



Malignant Progenitor Cells

Telomerase **highly upregulated**, in over 90% of cancers, enabling continued and uncontrolled proliferation



Normal Progenitor Cells

Telomerase **transiently upregulated** to support controlled proliferation



Somatic Cells

Telomerase inactive

Imetelstat
A first-in-class telomerase inhibitor

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imetelstat
NPS oligonucleotide
Imetelstat binds to RNA template of telomerase
telomere
Prevents binding by and maintenance of telomeres

- **Target:** malignant progenitor cell clonal proliferation
- **Structure:** 13-mer thio-phosphoramidate (NPS) oligonucleotide complementary to hTR, with covalently-bound lipid tail to increase cell permeability/tissue distribution
- **Long tissue residence time** in bone marrow, spleen, liver
- **Potent competitive inhibitor of telomerase**
- **Clinical experience:** more than 600 patients treated in Phase 1 and 2 trials

IMerge Part 1

Efficacy Results from ASH Presentation

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Longest Transfusion Free Interval (Weeks)
150
125
100
75
50
25
0
24
8
Patients
24-week TI
8-week TI
HI-E (TR)
No response

Parameters	n=38
Rate of 8-week TI, n (%)	14 (37)
Rate of 24-week TI, n (%)	10 (26)
Median time to onset of TI (range), weeks	8.1 (0.1-33.1)
Median duration of TI (range), weeks	NE (17.0-NE)

Among the patients achieving durable TI, all showed a Hb rise of ≥ 3.0 g/dL compared to baseline during the transfusion-free interval


Absolute Change in Transfusion Amount in the Best 8-week interval
4
2
0
-2
-4
-6
-8
-10
-12
Patients
24-week TI
8-week TI
HI-E (TR)
No response

Parameters	n=38
Rate of transfusion reduction (HI-E), n (%)	27 (71)
Mean relative reduction of RBC transfusion burden from baseline, %	-68

Hb, hemoglobin; HI-E, hematologic improvement-erythroid; TI, transfusion independence; TR, transfusion reduction.

ASH 2018 Presentation: Steensma D, et.al.